                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (earliest event reported): October 3, 1997





                     TELESERVICES INTERNATIONAL GROUP INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




         Florida                    33-11059-A                59-2773602
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)



100 Second Avenue South, Suite 1000, St. Petersburg, Florida        33701
--------------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,including area code:  (813) 895-4410
                                                  -------------------

                     VISITORS SERVICES INTERNATIONAL CORP.
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     DISPOSITION OF ASSETS - TeleServices International Group Inc. (the "Registrant") disposed of substantially all of the assets of its wholly-owned subsidiary, GuaranTEE Time, Inc. ("GTT") on October 3, 1997, following a sale by GTT (as seller) to Guarantee Time Acquisitions, Inc., an unaffiliated third-party (the "Buyer").

     The Registrant originally acquired GTT as a wholly-owned subsidiary in February 1997. GTT was in the business of providing automated tee-time scheduling service for golf courses nationwide through combined use of its proprietary tee scheduling software and a centralized 800 number.

     Consideration received by the Registrant and GTT in the transaction consisted of the following: $30,000 in earnest money plus $436,012 in cash; Buyer's promissory note in the amount of $150,000; Buyer's assumption of certain payments aggregating $35,000; and Buyer's assumption of certain liabilities, up to an aggregate of $433,000. The $150,000 promissory note does not bear interest, is secured by a commercial "Standby Letter of Credit," and is payable as follows: $100,000 due and payable by April 2, 1998; and $50,000 due and payable on October 2, 1998.

     The Registrant and GTT agreed not to compete with the Buyer for a period of three years in the business of tee- time reservation services. The Registrant intends to change the name of GuaranTEE Time, Inc. to TSIG Development Corp.


     In connection with the transaction, the Registrant granted to Buyer an option to purchase 50,000 shares of restricted common stock of the Registrant, at an exercise price of $1.00, on or before September 30, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired. Not Applicable.

          (b) Pro Forma Financial Information. The required pro forma financial information is being provided herewith.

          (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

          Exhibit Number                 Description
          --------------                 -----------
              2.4 Agreement for Purchase of Assets of Guarantee Time, Inc. between Guarantee Time, Inc., TeleServices International Group Inc., and Guarantee Time Acquisition, Inc., dated October 3, 1997. (1)

              3.3             Bylaws as restated October 18, 1996  (2)

              3.5 Articles of Incorporation, as amended and currently in effect. (3)

-----------------------------

(1)  Filed herewith.

(2) Incorporated by referenced to Exhibit 3.3 to the Registrant's Form 8-K dated October 17, 1996, and filed on October 23, 1996.

(3) Incorporated by reference to the Registrant's Form 10-QSB for the quarter ending March 31, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TELESERVICES INTERNATIONAL GROUP INC.



                                          By:  /s/ Stephen G. McLean
                                             ---------------------------------
                                             Stephen G. McLean, Chief
                                             Executive Officer

Date:  October 20, 1997

            TELESERVICES INTERNATIONAL GROUP INC. AND SUBSIDIARIES


                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)



                                                        CONSOLIDATED                                   ADJUSTED
ASSETS                                                     W/GTT                   PROFORMA              TOTAL
                                                        JUNE 30, 1997             ADJUSTMENT         JUNE 30, 1997
                                                          -----------           ------------         --------------

Current Assets:                                           $  (238,053)          $    464,258         $      226,205
   Cash                                                       150,000                      -                150,000
   Cash, restricted                                           343,723                   (850)               342,873
   Accounts Receivable, net of allowance                                                                         -
    for doubtful accounts
   Notes Receivable                                                 -                150,000                150,000
Other Current Assets:                                         133,513                (58,966)                74,547
                                                          -----------           ------------         --------------
                     Total current assets                 $   389,183           $    554,442         $      943,625


Investment in related party                                   341,223                                       341,223
Equipment, net of accumulated depreciation                  1,563,496                (78,781)             1,484,715
Goodwill                                                    1,572,989               (601,798)               971,191
Other assets                                                  558,983                                       558,983
                                                          -----------           ------------         --------------
                     Total Assets                         $ 4,425,874           $    126,137         $    4,299,737
                                                          ===========           ============         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
   Accounts payable and accrued expenses                  $ 3,015,577           $   (332,942)        $    2,682,635
   Loans payable, stockholders                              2,049,879                (25,215)             2,024,664
   Accrued interest payable, stockholders                     212,626                                       212,626
   Accrued payroll and taxes                                  248,691                                       248,691
   Unearned revenue                                            15,904                (15,904)                    -
   Unearned franchise fee                                     225,000                                       225,000
   Capital leases payable, current portion                    110,164                                       110,164
   Notes payable, current portion                             268,636                (74,910)               193,726
                                                          -----------           ------------         --------------
                     Total current liabilities            $ 6,146,477           $   (448,971)        $    5,697,506


   Notes payable, net of current portion                       66,138                                        66,138
   Capital leases payable, net of current portion             188,135                                       188,135
                                                          -----------           ------------         --------------
                     Total liabilities                    $ 6,400,750           $   (448,971)        $    5,951,779

    Stockholders' equity (deficit):
    Preferred stock, $.001 par value
       None issued and outstanding
    Common stock, $.0001 par value                              2,570                 (5,150)                (2,580)
    Additional paid-in capital                             11,352,284               (169,350)            11,182,934
    Accumulated (deficit)                                 (13,329,730)               497,334            (12,832,396)
                                                          -----------           ------------         --------------
       Total stockholder's equity (deficit)               $(1,974,876)          $    322,834         $   (1,652,042)

         Total liabilities and stockholder's
           equity (deficit)                               $ 4,425,874           $   (126,137)        $    4,299,737
                                                          ===========           ============         ==============




               TELESERVICES INTERNATIONAL GROUP INC. AND SUBSIDIARIES
                   UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                          NINE MONTHS ENDED JUNE 30, 1997


                                     CONSOLIDATED                      ADJUSTED
                                        W/GTT          PROFORM          TOTAL
                                    JUNE 30, 1997    ADJUSTMENTS     JUNE 30, 1997
                                    -------------    -----------     -------------

Total Revenues                       $  1,669,598    $          -    $  1,669,589
                                     ------------    ------------    ------------
Operating Expenses:

     Salaries and Payroll Taxes      $  3,915,742    $   (200,366)   $  3,715,376
     Contract Services                  1,195,842        (146,730)      1,049,112
     Rent                                 257,616          (3,637)        253,979
     Telephone                            824,567         (22,449)        802,118
     Travel and entertainment           1,024,349        (108,425)        915,924
     Advertising and promotion            250,309         (38,468)        211,841
     Deprecation                          406,462               -         406,462
     Amortization                          98,358               -          98,358
     Other Expenses                     1,320,316         (14,752)      1,305,564
                                     ------------    ------------    ------------

          Total operating expenses   $  9,293,561    $   (534,827)   $  8,758,734

Net (loss) from operations           $ (7,623,963)   $   (534,827)   $  (7089,136)

Other income (expense):
     Gain on sale of securities            74,171                          74,171
     Interest income                       34,845                          34,385
     Interest (expense)                  (192,642)          7,092        (185,550)
                                     ============    ============    ============
Net (loss)                           $ (7,707,589)   $   (527,735)   $ (7,165,670)
                                     ============    ============    ============

Net (loss) per share:                $      (0.36)                   $      (0.33)
                                     ============                    ============
Weighted Average Shares
Outstanding                            21,573,898                      21,573,898
                                     ============                    ============

                                 EXHIBIT INDEX


          Exhibit Number                 Description
          --------------                 -----------
              2.4             Agreement for Purchase of Assets of Guarantee
                              Time, Inc. between Guarantee Time, Inc.,
                              TeleServices International Group Inc., and
                              Guarantee Time Acquisition, Inc., dated October
                              3, 1997.  (1)

              3.3             Bylaws as restated October 18, 1996  (2)

              3.5             Articles of Incorporation, as amended and
                              currently in effect.  (3)


-----------------------------

(1)  Filed herewith.

(2) Incorporated by referenced to Exhibit 3.3 to the Registrant's Form 8-K dated October 17, 1996, and filed on October 23, 1996.

(3) Incorporated by reference to the Registrant's Form 10-QSB for the quarter ending March 31, 1997.

                                                                     EXHIBIT 2.4

                        AGREEMENT FOR PURCHASE OF ASSETS
                                       OF
                              GUARANTEE TIME, INC.


         This Agreement is entered into effective the 3rd day of October, 1997 between GUARANTEE TIME, INC., a Wisconsin corporation (the "Seller"), TELESERVICES INTERNATIONAL GROUP, INC. F/K/A VISITOR SERVICES INTERNATIONAL, INC., a Florida corporation (the "Seller's Shareholder"), and GUARANTEE TIME ACQUISITION, INC., a Washington corporation (the "Buyer").

                                R E C I T A L S

         A. Seller desires to sell and Buyer desires to purchase substantially all of the assets of the Seller described herein;

         B. Seller and Buyer entered into that certain Letter of Intent date August 27, 1997 (the "LOI), which was amended by letter dated September 23, 1997 ("LOI Amendment"); and

         C. The parties desire to reduce the terms and conditions contained in the LOI and the LOI Amendment to an Agreement to writing.

         NOW, THEREFORE, the parties agree as follows:

         1. AGREEMENT TO SELL AND PURCHASE. Subject to the terms and conditions of this Agreement, on the closing date and in consideration of the purchase price set forth below, the Seller will sell, transfer, assign and convey to the Buyer, substantially all of the assets of the Seller used in the Seller's business, including:

                 1.1 EQUIPMENT. All furniture, machinery, tools and equipment used in the business, including, without limitation, the specific items listed and described in Exhibit A hereto (the "Equipment"). At Closing, Seller shall deliver and transfer to Buyer any certificate of title or other documentation necessary to complete the transfer of the Equipment.

                 1.2 FIXTURES. The fixtures used at all locations of the business, including, without limitation, the specific items listed and described in Exhibit B hereto (the "Fixtures"). At Closing, Seller shall deliver and transfer to Buyer any certificate of title or other documentation necessary to complete the transfer of the Equipment.

                 1.3 INVENTORY. All inventory and supplies of the business, including, without limitation, the items listed and described on Exhibit C hereto (the "Inventory").

                 1.4 SOFTWARE. All software used in the Seller's business, including, without limitation, the specific software products listed and described in Exhibit D hereto (the "Software").

                 1.5 ACCOUNTS RECEIVABLE. Seller and Buyer agree that all accounts receivable pertaining to sales by Seller partially or fully completed prior to Closing shall be transferred to and purchased by Buyer hereunder. Should Seller come into possession of any collections on such accounts receivable after the Closing, Seller hereby agrees to remit, in the form received, such amounts to Buyer within two (2) business days of receipt. All of Seller's accounts receivable are listed and described on Exhibit E hereto.

                 1.6 NAMES. Seller shall assign and transfer to Buyer by separate instruments incorporated by reference herein, at Closing, Sellers entire right, title and interest, worldwide, in and to all of Seller's trademarks and service marks (including both design and word marks), together with all the goodwill associated with said marks, and Seller's interest in all certificates of registration, pending applications for registration, and any common law rights in any of the said marks (collectively the "Trademarks"). In addition to the Trademarks, Seller shall transfer to Buyer and Buyer shall thereby acquire any and all of Seller's trade names used in connection with the business, including but not limited to the trade name "GuaranTEE Time" (collectively the "Trade Names"). All of the Trademarks and Trade Names are listed and described on Exhibit F hereto.

                 1.7 INTANGIBLE ASSETS. Goodwill; copyrights; trade show booths; advertising and promotional materials (including catalogs and sales brochures with original camera ready art work); logotypes phone numbers; customer, sales representative and supplier lists (including names and addresses); customer and supplier invoices; all historical files and records of any nature relating to Seller and its assets; business plans of any nature prepared by or on behalf of Seller; manuals; Seller's rights under executory sales orders and executory purchase orders; third party contracts (e.g., all non-compete and non-disclosure agreements with third parties which accrue to Seller's benefit); and all other intangible assets associated in a material way with Seller's operations.

                 1.8 MISCELLANEOUS ASSETS. All other assets of the business, including without limitation all telephone numbers, contract rights, deposits with landlords, utilities and others, and all other such assets listed and described on Exhibit G hereto (the "Miscellaneous Assets").

                 1.9 EXCLUDED ASSETS. Seller and Buyer agree that those assets listed and described on Exhibit H hereto are specifically excluded from this transaction (the "Excluded Assets").

         The assets being acquired by the Buyer are hereafter referred to as the "Acquired Assets".

         2. PURCHASE PRICE. In addition to the Assumed Liabilities, as defined in paragraph 5 below, the purchase price for the Acquired Assets is Six Hundred Fifty Thousand and 00/100 Dollars ($650,000.00).

         3. PAYMENT OF PURCHASE PRICE. The purchase price to be paid by the Buyer to the Seller shall be payable as follows:

                 3.1 DOWN PAYMENT AT CLOSING. A down payment by the Buyer of Five Hundred One Thousand Twelve and 00/100 Dollars, ($501,012.00) shall be made by certified or cashier's check, or by bank wire, at Closing (the "Closing Payment"). The actual amount of additional funds Buyer will pay Seller at Closing will be the resultant of the Closing Payment less the Thirty Thousand and 00/100 Dollars ($30,000.00) earnest money paid to Seller by Buyer concurrent with the execution of the LOI (the "Earnest Money") less the amount of the assumption of the Contractor Payments, as defined and described in the LOI Amendment (which is incorporated herein by this reference) which the parties agree shall be Thirty Five Thousand and 00/100 Dollars ($35,000.00). Accordingly, the amount of additional funds to be paid by Buyer at Closing shall be Four Hundred Thirty Six Thousand Twelve and 00/100 Dollars ($436,012.00).

                 3.2 PAYMENT OF BALANCE. The balance of the Purchase Price shall be paid to Seller by delivery of Buyer's promissory note in the form of Exhibit H-2 which shall be payable as follows: The first payment of One Hundred Thousand and 00/100 Dollars ($100,000.00) shall be due and payable six months from the Closing and the second and final installment for the remaining Fifty Thousand and 00/100 Dollars ($50,000.00) shall be due and payable on the first anniversary date of the Closing.

         4. SECURITY. The payments called for under paragraph 3.2 shall be secured by a letter of credit in the form attached hereto as Exhibit I.

         5. ASSIGNMENT AND ASSUMPTION OF LIABILITIES. Subject to the limitations set forth in this paragraph, Seller shall assign, and Buyer shall assume and perform, only those specific liabilities and contracts listed and described on Exhibit J (referred to herein as the "Assumed Liabilities"). An addition to listing and describing the Assumed Liabilities, Seller shall deliver to Buyer at Closing a true and correct copy of each invoice, contract, and all such other documents evidencing the obligations being assumed under this Agreement. Except for the Assumed Liabilities, Buyer shall assume no liabilities of Seller, known or unknown, whether arising or accruing on or before the date of Closing or thereafter. Without limiting the generality of the foregoing, Buyer assumes no liability or responsibility for any administrative proceedings, litigation, claims, taxes, assessments or penalties which affect or involve Seller in any way, or any obligations of Seller for liability to existing or former employees. Furthermore, Seller agrees and acknowledges that in no event will the Assumed Liabilities exceed Four Hundred Thirty Three Thousand and 00/100 Dollars ($433,000) (the "Assumed Liabilities Cap"). Any and all amounts exceeding the Assumed Liabilities Cap, for liabilities relating to the operation of the Seller's business prior to the Closing, shall be the sole and exclusively liability of Seller.

         6. ALLOCATION OF PURCHASE PRICE. The purchase price to be paid under this Agreement for the Acquired Assets shall be allocated as set forth below. The Seller, Seller's Shareholder and Buyer agree to report this transaction for federal and state tax purposes in accordance with these allocations:

                   ITEM                                  PURCHASE PRICE
                   ----                                  --------------
         The Equipment, Fixtures and Software           $        357,428
                                                        ----------------
         The Inventory                                  $          8,539
                                                        ----------------
         Goodwill                                       $        132,898
                                                        ----------------
         The Noncompetition Agreement                   $         75,000
                                                        ----------------
         Account Receivable and the Other Assets        $         66,135
                                                        ================
         Total                                          $        650,000


         The parties acknowledge that the above allocation is their good faith estimate of the fair market value of the assets being acquired under this Agreement.

         7. INVENTORY. Seller has take a complete physical inventory of all stock in trade and inventory of the Seller the results of which are set forth on Exhibit C hereto.

         8. USE OF NAME AND ASSIGNMENT OF TELEPHONE NUMBERS. From the date of Closing, the Buyer shall have the exclusive right to use of the Trademarks and the Trade Names. Within five (5) business days from Closing, the Seller shall file Articles of Amendment changing its name to some other dissimilar name, and shall from the date of Closing make no further use of any of the Trademarks or Trade Names. Furthermore, Seller will take any and all necessary steps required to assign all telephone numbers included in the Acquired Assets to Buyer.

         9. SELLER'S REPRESENTATIONS AND WARRANTIES. The Seller and Seller's Shareholder hereby jointly and severally represent and warrant to the Buyer as follows:

                 9.1 ORGANIZATION. The Seller is a corporation duly organized and validly existing in good standing under the laws of the State of Wisconsin, possesses all requisite corporate power and authority to own, operate and use its properties (including the Acquired Assets) to carry on its business as it is now being conducted, and is qualified to do business as a foreign corporation in each jurisdiction where such qualification is required. The Articles of Incorporation and the Bylaws delivered or to be delivered to the Buyer are complete and correct and contain all amendments thereto.

                 9.2 AUTHORIZATION. Seller's Shareholder and the Seller have the full power and authority to enter into this Agreement and to carry out their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Seller's Board of Directors and shareholders, and do not violate, result in a breach of, or constitute a default under any judgment, order or decree to which the Seller or its shareholders are subject, or the Seller's Articles or Bylaws. The execution, delivery and performance of this Agreement by the Seller and Seller's Shareholder will not violate, with or without the giving of notice and/or the passage of time, any provision of law now applicable to the shareholders or the Seller, or result in the creation of any lien, charge or encumbrance upon any of the assets of the Seller pursuant to any corporate charter, bylaw, indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Seller or the Seller's Shareholder are a party or by which the Seller or the Seller's Shareholder may be bound, or to which they may be subject. The transactions contemplated by this Agreement will not require the authorization, consent or approval of any third party, except as disclosed in writing to Buyer's legal counsel prior to Closing.

                 9.3 TITLE TO ACQUIRED ASSETS. Seller is the owner and has good and marketable title to the Acquired Assets being sold to the Buyer hereunder, free and clear of all claims, liens, pledges or encumbrances of any kind, and Buyer will receive good and marketable title to the Acquired Assets, free and clear of all claims, liens, pledges or encumbrances of any kind. The Acquired Assets are all of the assets and rights necessary for the efficient conduct of the business being conducted by Seller.

                 9.4 TAXES. The Seller has prepared and filed all federal, state and local tax returns which are required to be filed, has paid all taxes due pursuant to such returns or any assessments received by Seller, such returns accurately reflect the taxes payable, and the Seller has adequately reserved for all current taxes. All deposits required by law to be made by Seller, including but not limited to estimated income, franchise and employees' withholding and social security taxes to the date of Closing, have been paid by Seller. Neither the Internal Revenue Service nor any other taxing authority is now asserting, or threatening to assert, any deficiency, assessment or claim for taxes, interest or penalties.

                 9.5 COMMITMENTS. To Seller's knowledge, Seller is not a party to or bound by any written or oral agreement, partnership, joint venture, lease, commitment or other understanding or obligation material to the business other than as described in the exhibits for Assumed Liabilities and Excluded Assets. All such commitments are valid, binding and in full force and effect, and, except as specifically noted in the Exhibits hereto, the Seller is not in default, or alleged to be in default, under any commitment included in the Acquired Assets or Assumption of Liabilities, nor is any other party under any such commitment in default or alleged to be in default.

                 9.6 COMPLIANCE WITH LAWS. The Seller is not in violation in any material respect of any law, rule, regulation, order, injunction or decree of the government or courts of the United States or any state or other jurisdiction in which the Seller conducts business, including, without limitation any federal, state or local laws relating to employment, working conditions or environmental matters, and no notice of any such violation has been received which remains uncorrected.

                 9.7 INTANGIBLE ASSETS. All of the Seller's patents, trademarks, trade names and copyrights, and registration and applications therefor, if any, are valid and in good standing, and no proceedings involving the invalidity thereof or ownership by the Seller thereof are pending or to Seller's knowledge have been threatened. The Seller owns the entire right, title and interest in and to, and has the exclusive right to, the patents, Trademarks, Trade Names, service marks and copyrights, as well as trade secrets, formulae and processes included in the

Acquired Assets. The conduct of the business of the Seller does not infringe upon the patent, trademark, service mark, copyright or confidential information, formulae, or trade secrets of any third party, and except as set forth on Exhibit J-2 hereto the Seller has not received notice of any such infringement.

                 9.8 FINANCIAL STATEMENT. The balance sheet of the Seller as of September 30, 1997, and the Income Statement for the period ended as of that same date, both attached hereto as Exhibit K and all other financial information that has been given to Buyer or its agents (the "Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, and fairly present the financial condition of the Seller as of the dates specified, and do not contain any misstatement of a material fact or omit to state any fact required in the circumstances to make such Financial Statements not misleading.


                 9.9 MACHINERY AND EQUIPMENT. All machinery, tools, equipment and other personal property of the Seller owned or used in its operation are as shown on the Equipment exhibit attached as Exhibit A, and no disposition of any equipment, tools, machinery or personal property has occurred since June 31, 1997 except in the ordinary course of business. All of the assets listed on Exhibits A are in existence and in the possession and control of the Seller, are in good operating condition and repair, and are free and clear of all mortgages, liens, encumbrances. The Acquired Assets constitute all of the non-cash assets which are material to the operation of the business.

                 9.10 NO LITIGATION. Except as listed and described in detail in Exhibit L attached hereto, there is (i) no litigation, proceeding, arbitral action or governmental investigation pending or, as far as is known to the Seller or Seller's Shareholder, threatened against the Seller or any of its assets, and (ii) no decree, injunction or order of any court or governmental department or agency outstanding against the Seller or the Seller's Shareholder.

                 9.11 ENVIRONMENTAL LAWS. The Seller and Seller's Shareholder have not received any notice that the Seller is in violation of, and the Seller is in compliance with, the laws of the United States and each state in which the Seller conducts business, the applicable regulations of the United States Environmental Protection Agency and all applicable regulations of any state and local governmental authorities governing water pollution, air pollution, noise pollution, and the treatment, storage and disposal of oil, chemical, toxic and other waste, including waste categorized by such laws or regulations as "hazardous waste" or "hazardous substances", and the discharge or storage of such materials into the ground, the atmosphere or underground in
surface bodies of water.    There has never been any discharge by the Seller of
any such hazardous waste or substances from any of the Seller's properties (whether leased or owned), and to the knowledge of the Seller and the Seller's Shareholder there has not been any such discharge by any other person or entity from any of the Seller's properties (whether leased or owned).

         To the knowledge of the Seller and the Seller's Shareholder, no part of the Seller's real property (whether leased or owned) has ever been used for a land fill, dump, or toxic or other waste disposal site, and no underground storage tanks are currently in place, and with respect to any such tanks that were previously removed, any contaminated soil was also removed.

                 9.12 CUSTOMERS AND STRATEGIC RELATIONSHIPS. Except as listed and described in Exhibit M attached hereto, there has been no termination, cancellation, limitation, adverse modification or change in the business relationship of the Seller with any customer or other third parties.

                 9.13 REAL PROPERTY. The real estate leased by the Seller is described in Exhibit J, the Assumed Liabilities exhibit. The Seller's leased real estate and the operations conducted thereon are in compliance in all material respects with applicable laws, rules and regulations regarding the use of these properties. Seller has sent a notice of termination to the landlord for the Brookfield office lease so that the Buyer's obligations under said lease will not extend beyond December 31, 1997.

                 9.14 TRANSACTIONS WITH INTERESTED PERSONS. Except as set forth on Exhibit J-2 hereto, no officer, supervisory employee, director or shareholder of the Seller and Seller's Shareholder, or their respective spouses or children, owns directly or indirectly on an individual or joint basis, any interest in any customer, supplier or competitor of the Seller, or any organization which has a contract or other arrangement with the Seller, in all cases excepting the insubstantial ownership of shares of stock of publicly traded companies.

                 9.15 DISCLOSURE. No representation, warranty or statement in this Agreement, nor in any Exhibit, certificate or schedule hereto or to be delivered to Buyer pursuant to this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein or herein not misleading.

                 9.16 EFFECT OF THIS AGREEMENT. The execution, delivery an performance of this Agreement by Seller and the consummation of the transactions contemplated herein by Seller and Buyer do not require the consent, waiver, approval, license or authorization of any person or public authority; do not violate in any material respect any provision of law applicable to Seller; do not conflict with or result in the breach of Seller's Articles of Incorporation or Bylaws; and do not violate any restriction of any kind or character in any agreement between Seller and any other party included in the Acquired Assets and Assumed Liabilities. The consummation of this transaction does not result in the creation of any lien, charge or encumbrance on any of the Acquired Assets.

                 9.17 CHANGE OF CORPORATE NAME. Seller will take any all requisite steps necessary to change its corporate name as required under
Section 8 hereof and that all such requisite procedures to effectuate this requirement will be completed no later than five (5) working days following the Closing Date.

                 9.18 ASSUMED LIABILITIES CAP. Seller and Seller's Shareholder shall be solely and exclusively responsible for any and all obligations relating to Seller's ownership and operation of its business prior to Closing which exceed the Assumed Liabilities Cap.

                 9.19 THE SOFTWARE. Once the current development for the software is complete, the software will meet or exceed the specifications and functionalities described and listed described on Exhibit O hereto.

                 9.20 DISCLAIMER. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO REPRESENTATIONS FOR WARRANTIES, EXPRSS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS
TO THE CONDITION, VALUE, FITNESS FOR USE OR MERCHANTABILITY OF ANY OF THE ACQUIRED ASSETS, OR THE VALUE, FINANCIAL CONDITION OR SPOSPECTS OF THE SELLER'S BUSINESS. NO PERSON OR ENTITY IS AUTHORIZED TO MAKE ANY REPRESENTATION OR WARRANTY ON BEHALF OF SELLER EXCEPT AS HEREIN CONTAINED, AND NO SUCH UNAUTHORIZED REPRESENTATION, WARRANTY OR STATEMENT, IF MADE, MAY BE RELIED UPON BY BUYER OR ANY OTHER PERSON OR ENTITY.

         10. REPRESENTATIONS AND WARRANTIES OF BUYER. The Buyer hereby represents and warrants to the Seller as follows:

                 10.1 CORPORATE EXISTENCE. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Washington. The Buyer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

                 10.2 CORPORATE AUTHORITY. The execution, delivery and performance of this Agreement and the Note by Buyer and the consummation by it of the transactions contemplated hereby have been duly and effectively authorized by all necessary corporate action. This Agreement and the Note, upon its execution by Buyer and Seller, shall constitute a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditor's rights generally.

                 10.3 EFFECTIVE AGREEMENT. The execution, delivery and performance of this Agreement and the Note by Buyer and the consummation by it of the transactions contemplated herein do not require the consent, waiver or approval of any person or public authority; do not violate in any material respect any provision of law applicable to Buyer; do not result in a breach of the Articles of Incorporation or Bylaws of Buyer and do not violate any other restriction of any character which may be imposed upon Buyer.

                 10.4 FINDER'S FEE. Buyer is not a party to or in any way obligated under any contract for the payment of any fees, commissions or expenses of any broker or finder in connection with the origin, negotiations, execution or consummation of the transaction contemplated herein.

         11. CONDUCT OF THE BUSINESS PRIOR TO CLOSING. Until the Closing Date, the Seller and Seller's Shareholder agree to do the following:

                 11.1 ORDINARY COURSE. The Seller will engage in activities or transactions only in the ordinary course of its business, and use its reasonable commercial best efforts to preserve its business including preserving the goodwill of suppliers, customers and others having business relations with the Seller;

                 11.2 COMPLIANCE. The Seller will not take any action which will cause the Seller to be in violation in any of the representations or warranties contained in Section 9 of this Agreement.

                 11.3 NORMAL USE. All equipment, buildings, offices, and other personal or real property owned, leased or used by Seller or the Seller will be kept and maintained in normal good operating condition and repair, normal wear excepted.

                 11.4 INSURANCE. The Seller will maintain and enforce at all times between the date of this Agreement and the Closing Date, insurance of the type and character and in amounts heretofore carried by the Seller.

                 11.5 INVESTIGATION. The Seller will continue to afford the Buyer and its agents full and free access to its business premises, properties, books, tax returns and records in order that the Buyer may have full opportunity to make such investigation as they shall desire of the business affairs of the Seller upon reasonable notice during normal business hours.

         12. THIRD PARTY CONSENTS. On or before the date of Closing, the Buyer shall use commercially reasonable efforts to obtain the consents of all requisite third parties in order to effectuate the transaction contemplated herein.

         13. CONDITIONS TO SELLER'S OBLIGATION TO CLOSE. Unless waived in writing by the Seller, the obligation of the Seller to sell the Acquired Assets to the Buyer shall be subject to the following conditions precedent:

                 13.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Buyer shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

                 13.2 PERFORMANCE. The Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by the Buyer prior to or at the Closing.

         14. CONDITIONS TO BUYER'S OBLIGATION TO CLOSE. Unless waived in writing by the Buyer, the obligations of the Buyer to purchase the Acquired Assets shall be subject to the following conditions precedent:

                 14.1 REPRESENTATIONS AND WARRANTIES TRUE. All the representations and warranties of the Seller and the Seller's Shareholder contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date as if then made or given, except to the extent such warranties and representations may have been affected by changes specifically permitted by this Agreement.

                 14.2 PERFORMANCE. The Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by Seller prior to or at the Closing.

                 14.3 NO MATERIAL ADVERSE CHANGE. During the period from signing this Agreement to the Closing Date, there shall not have been any material adverse change in the financial condition of the Seller, and the Seller shall not have sustained any material loss or damage to the Acquired Assets, whether or not insured, that affects its ability to conduct its business.

                 14.4 TENDER. The Seller shall have delivered the Acquired Assets to the Buyer, and all other actions required of Seller or the Seller's Shareholder under this Agreement shall have been taken.

                 14.5 THIRD PARTY APPROVALS. Seller has obtained all requisite third party consents to the sale and transfer of all the Acquired Assets.

                 14.6 UCC TERMINATION STATEMENTS. Seller shall have delivered to Buyer UCC-3 Termination Statements for all financing statements or other liens covering the Acquired Assets, if any.

                 14.7 DELIVERY OF RECORDS. The Seller shall have delivered accurate and complete copies of the following records and documents:

                          (i)     all bills of sale, titles, assignments,
receipts, warranties and other documents evidencing title to or otherwise effectuating the transfer of the ownership of all the Acquired Assets from Seller to Buyer;

                          (ii)    all invoices, orders, contracts and other
documentation relating, in any manner to the Acquired Assets or Assumed Liabilities.

                 14.8 NO INJUNCTION. At Closing there shall be no injunctions or restraining orders of any nature issued by any court of competent jurisdiction or administrative body directing that this Agreement or any material transaction contemplated hereby shall not be consummated as provided for herein; there shall be no investigation, action or other proceeding pending before any court or governmental authority or threatened against Seller in connection with this Agreement or consummation of this transaction contemplated herein; none of the parties hereto shall have received from any governmental authority any notice, oral or written, of any potential litigation, civil or criminal or administrative, against Seller for violations alleged to arise out of the consummation of the transaction contemplated hereby.

         15. CLOSING. The closing of the transactions provided for in this Agreement (the "Closing") shall take place at the offices of the Seller in St. Petersburg, Florida, on October 3, 1997 at 1:30 p.m. Eastern Daylight Time, or upon such later date and time upon which the parties may mutually agree to close (the "Closing Date"). At the Closing, the down payment of the purchase price shall be made, and the documents signed and delivered, including the appropriate Exhibits or other agreements as are called for in this Agreement. Unless specifically agreed to in writing, Seller will make available and deliver to Buyer the Acquired Assets on the Closing Date.

         The risk of loss to the property being sold hereunder shall be and remain with the Seller until the Closing of the sale, at which time the risk of loss to such property shall pass to the Buyer. The Seller shall be responsible for the discharge of all of its obligations to employees employed by Seller accrued to the Closing Date, including all salaries and wages, commissions, sick pay and vacation pay obligations. The Buyer shall have no responsibility to employ any of the Seller's employees or to make any payment to them whatever for services rendered to the Seller.

         16. TERMINATION. This Agreement may be terminated at, or any time prior to, the Closing as follows:

                 (i)      by mutual consent of the parties;

                 (ii) by the Buyer or the Seller, respectively, if upon the Closing, any condition precedent to Closing set forth herein for the benefit of the Buyer or the Seller, respectively, shall not have been timely met and the condition is not satisfied within five (5) days from the date of written notice from the party not in default of a condition precedent;

                 (iii) by the Buyer or the Seller if the Closing shall not have occurred on or before October 15, 1997, or such later date as may have been agreed upon by the parties and the party desiring to terminate is not responsible for any delay in the Closing; or

                 (iv) by Buyer or Seller, respectively, if a representation or warranty made herein for the benefit of the Buyer or Seller, respectively, or in any certificate, exhibit, schedule or document furnished to Buyer or Seller, respectively, pursuant to this Agreement, is untrue in any material respect; or

                 (v) by Buyer or Seller if the other party shall have defaulted in any material respect in the performance of any material obligations of this Agreement.

         Except for the treatment of the Earnest Money, as described below, upon termination of this Agreement pursuant to subsections (i), (ii) or (iii), no party shall have any liability or obligation hereunder, and each party shall bear the expenses incurred by it. Termination under subsections (iv) or (v) shall be without prejudice to any rights the non-defaulting party may have for damages. If the Agreement is terminated pursuant to subsection (i) above or if Buyer exercises it right to terminate the Agreement under sections (ii), (iii),
(iv), or (v) above, Seller shall return the Earnest Money to Buyer within three
(3) business days from the date of receipt of the notice of termination. If, on the other hand, Seller terminates the Agreement under subsections (ii),
(iii), (iv), or (v) above, Seller shall retain the Earnest Money as liquidated damages. In any case and regardless of the reason for the termination of this Agreement, Seller shall return to amount of the Contractor Payments to Buyer within three (3) days from the date of the notice of termination. All funds not paid when due shall accrue interest at prime rate plus three percent (3%) per annum.

         17.     INDEMNIFICATION.

                 17.1 INDEMNIFICATION BY SELLER AND SELLER'S SHAREHOLDER. The Seller and Seller's Shareholder hereby agree to indemnify, defend and hold harmless Buyer, from, against, and with respect to any claim, liability, obligation, loss, damage, assessment, tax, judgment, action, suit, proceeding, demand, cost or expense (including, without limitation, reasonable attorneys fees and costs, and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim), of any kind or character, arising out of or in any manner incident, relating or attributable to any failure of Seller to perform or observe, or to have performed or observed, in full, any covenant, agreement or condition to be performed or observed by the Seller under this Agreement or under any certificate or other document or agreement signed by Seller in connection with this Agreement, or arising out of or in any manner incident, relating or attributable to the breach of any representation or warranty by the Seller under this Agreement or under any certificate or other document or agreement signed by Seller in connection with this Agreement. The obligations contained in this paragraph shall survive Closing.

                 17.2 INDEMNIFICATION BY BUYER. Buyer hereby agrees to indemnify, defend and hold Seller and Seller's Shareholder harmless from, against and with respect to any claim, liability, obligation, loss, damage, assessment, tax, judgment, action, suit, proceeding or demand, cost or expense (including, without limitation, reasonable attorneys fees and costs, and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim), of any kind or character, arising out of or attributable to any failure of Buyer to perform or observe, or to have performed or observed, any covenant, agreement or condition of the Buyer under this Agreement, or relating or attributable to the breach of any representation or warranty by the Buyer under this Agreement or under any certificate or other document or agreement signed by Buyer in connection with this Agreement. The obligations contained in this paragraph shall survive Closing.

                 17.3 NOTICE AND DEFENSE. In the case of any action or claim brought by a third party against the Buyer, or the Seller, for an indemnifiable claim, the party against whom the claim is brought must, as a condition to enforceability of the other parties indemnity obligations hereunder, give the party to whom the obligation to indemnify may accrue prompt written notice of the action or claim and afford such party the opportunity to direct and control the negotiations, defense and settlement of the action or claim. The indemnifying party may elect within twenty (20) days after receipt of such notice to contest the claim in such manner as it deems necessary or advisable. If the indemnifying party elects to contest such claim, the indemnified party shall have the right to appoint associate counsel in such proceedings at its own expense. The indemnifying party shall not have the right to settle an indemnifiable matter except with the consent of the indemnified party. The indemnified party shall permit the indemnifying party reasonable access to the books and records of the indemnified party and its subsidiaries and shall otherwise cooperate with the indemnifying party in connection with any matter or claim for indemnification. If the indemnifying party does not elect to contest such claim, the indemnified party shall have the exclusive right to prosecute, defend, compromise, settle or pay such claim and receive indemnification therefor. If neither the indemnifying party nor the indemnified party elect to contest the claim, then the indemnifying party shall pay the amount of any indemnifiable claim within 30 days after receipt of the notice of claim.

                 17.4 THIRD-PARTY INDEMNIFICATION. Each of Seller and Buyer shall make a good faith attempt (which shall not be deemed to include an obligation to commence any litigation) to seek indemnification from any third parties, including insurers, who may be liable upon any claims made against Seller or Buyer and for which the other party would be liable under this Section. To the extent either party indemnifies the other party for claims upon which third parties, including insurers, may be liable, the indemnified party shall, to the extent permissible, subrogate to the indemnifying party its rights with respect to such claims.

         18. ASSIGNMENT OF COVENANT NOT TO COMPETE AND NON-DISCLOSURE AGREEMENTS. The Seller and Seller's Shareholder hereby assign to the Buyer all of Seller's rights under all contracts or instruments of any nature which benefit Seller by providing for covenants not to compete and the non-disclosure of Seller's confidential information; provided, no obligations (if any) of the Seller under such instruments are, however, being assumed by virtue of this paragraph.

         19. COVENANT NOT TO COMPETE. As a further inducement to Buyer to enter into this Agreement, Seller and Seller's Shareholder each covenant and agree as follows:

                 19.1 CONFIDENTIALITY. Seller and Seller's Shareholder shall hold in confidence, and shall not disclose any and all secret or confidential information of Seller from the date of the execution of this Agreement, and shall not use any such information after Closing without the prior written consent of Buyer.

                 19.2 NON-COMPETITION. Seller, Seller's Shareholder and their respective successors and affiliates shall not, either alone or in partnership or in conjunction with any person, firm, association, syndication, company or corporation as principal, agent, consultant, employee or shareholder, directly or indirectly, or in any other manner engage in competition with Buyer for a period of three (3) years from the Closing by providing or assisting others to provide tee time reservation services, except as a part of a complete travel product and not utilizing a competitive tee time reservation network. During such three (3) year period, the parties named in this paragraph, shall not directly or indirectly solicit or entice or in any way divert any customer or strategic relationship of Buyer to do business with any entity in a manner which impairs or competes with the conduct of Buyer's business.

                 19.3 EQUITABLE RELIEF. Seller and Seller's Shareholder acknowledge the irreparable injury that will result to Buyer and its business and properties if such parties should breach the covenants contained in this
Section 19 and understands that Buyer purchased the Acquired Assets in reliance upon such covenants. Accordingly, if any of the parties listed in this Section 19 should breach such covenants, Buyer's remedies may include, in addition to other available remedies and damages, injunctive relief enjoining breach of such covenants without posting a bond.

         The rights and obligations contained in this Section shall survive Closing.

         20. SETOFF. In addition to and not in lieu of any other rights it may have pursuant to this Agreement and the Exhibits, Buyer shall have the right, upon written notice to Seller, to withhold payment to Seller under the Note for any and all losses, damages, costs, taxes and expenses, including attorneys' fees (the "Losses") incurred by the Buyer by reason of a breach of any of the representations, warranties or covenants of the Seller or Seller's Shareholder made in this Agreement or in any exhibit hereto. Any such offset shall be only for the amount of the Losses actually realized or estimated in good faith by the Buyer, and the balance of the payment shall be paid to the Seller.

         21. GRANT OF STOCK. As an additional inducement for Buyer to purchase the Acquired Assets, Buyer shall receive an option to purchase fifty thousand (50,000) shares of Seller's Shareholder's common stock at an exercise price of One Dollar ($1) per share, which shall be exercisable in accordance with the other terms and conditions substantially in the form of that certain Stock Option Agreement attached hereto as Exhibit N. Buyer agrees the Stock Grant is contingent upon Closing taking place prior to October 30, 1997; unless the delay in Closing is caused by Seller's failure to satisfy its conditions precedent to Closing. Seller's Shareholder will sign and deliver the Stock Option Agreement at Closing.

         22. BULK SALES LAW. In lieu of compliance with the applicable provisions of any bulk sales statute, if applicable, Seller and Seller's Shareholder agree to hold harmless the Buyer from any and all liabilities (including court costs and attorney's fees) in the event that any creditor or other claimant shall make a claim of any kind against the Buyer or the Acquired Assets or the proceeds thereof in the hands of the Buyer, other than with respect to an obligation or liability of the Seller expressly assumed under this Agreement by the Buyer.

         23. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any exhibits or certificates delivered pursuant hereto shall be deemed to be material and to have been relied upon by the Buyer and Seller, notwithstanding any investigation heretofore or hereafter made by or on behalf of the Buyer or Seller, and shall survive the Closing for a period of two (2) years.

         24. BROKER'S COMMISSION. Each of the parties to this Agreement represents to the other that it has not employed any broker in connection with this matter, and that no parties hereto shall be liable for any brokerage fees or similar commissions as may be claimed or incurred by the other, and each party hereto shall hold the other party harmless from any such claims, including costs and attorneys' fees, should it become necessary for such party to defend an action for commissions based upon representations of the other party.

         25. NOTICES. To be effective, any notice hereunder shall be in writing, delivered in person or mailed by certified or registered mail, postage prepaid, to the appropriate party or parties at the addresses set forth below their signatures hereto, or to such other address as the parties may hereinafter designate.

         26. ASSIGNMENTS. This Agreement shall not be assignable by any party hereto, nor shall the performance of any of the duties hereunder be delegable by any party hereto, without the written consent of all the other parties, which consent shall not be unreasonably withheld. This Agreement shall not be assignable by operation of law except with the consent of all parties, which consent shall not be unreasonably withheld.

         27. AMENDMENT AND/OR MODIFICATION. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged, amended or modified orally, or in any manner other than by an instrument in writing signed by all of the parties hereto.

         28. BINDING EFFECT. Subject to provisions hereof regarding assignment, if any, this Agreement shall be binding upon and inure to the benefit of the respective parties, and their legal representatives, successors, assigns and heirs.

         29. INTERPRETATION AND FAIR CONSTRUCTION OF CONTRACT. This Agreement has been reviewed and approved by each of the parties. In the event it should be determined that any provision of this Agreement is uncertain or ambiguous, the language in all parts of this Agreement shall be in all cases construed as a whole according to its fair meaning and not strictly construed for nor against either party.

         30. DOCUMENTS. Each party to this Agreement shall perform any and all acts and execute and deliver any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

         31. COSTS AND ATTORNEYS' FEES. If any party hereto shall bring any suit, arbitration or other action against another for relief, declaratory or otherwise, arising out of this Agreement, the substantially prevailing party shall have and recover against the other party, in addition to all costs and disbursements, such sum as the Court or arbiter may determine to be a reasonable attorney's fee.

         32. WAIVER OF BREACH. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred, in any one or more instances, shall not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, but the same shall be and remain in full force and effect.

         33. SPECIFIC PERFORMANCE. If any party shall default in its obligations under this Agreement, the parties each acknowledge that it would be extremely difficult to measure the resulting damages. Accordingly, any non-defaulting party, in addition to any other rights or remedies, shall be entitled to restraint by injunction of a violation, or attempted or threatened violation, of any condition or provision of this Agreement, or to a decree specifically compelling performance of any such condition or provision. In such event, all parties hereto each expressly waive their defense that a remedy in damages or at law would be adequate.

         34. ENTIRE AGREEMENT. This Agreement (and any attached exhibits) contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understandings relating thereto are merged herein, including any provisions of a letter of intent. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreements existing between the parties that are not referenced herein.

         35. LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the state of Washington.

         36. EXPENSES. Subject to the Indemnification provisions above, all costs and expenses incurred by either party in negotiating this Agreement or in consummating the transactions contemplated hereby, except as provided herein, shall be paid by the party incurring such expenses.

         IN WITNESS WHEREO, the parties hereto have signed this Agreement effective on the date first set forth above.


Seller:                                        BUYER:

GUARANTEE TIME, INC.                           GUARANTEE TIME ACQUISITION, INC.


By: /s/ Russ Uhlmann                           By: /s/ Paul Pigott
    ------------------------                       --------------------------
    Russ Uhlmann, President                        Paul Pigott, President

Address:    100 Second Ave. S.,                Address:  1809 Seventh Avenue,
            Suite 1000                                   Suite 411
            St. Petersburg, FL  33701                    Seattle, WA  98101


SELLER'S SHAREHOLDER:

TeleServices International Group, Inc.

/s/ Russ Uhlmann
----------------------------
[authorized signature]

Address:

100 Second Ave. S., Suite 1000
St. Petersburg, FL  33701




[Exhibits A-O have been omitted but shall be provided to the commission upon request]